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                                                                   Exhibit 10Q-8

                                AMENDMENT TO THE
               BELLSOUTH PERSONAL RETIREMENT ACCOUNT PENSION PLAN

         THIS AMENDMENT to the BellSouth Personal Retirement Account Pension Plan (the "Plan") is made as of this 22nd day of December, 1999, by the BellSouth Employees' Benefit Claim Review Committee (the "Committee").

                                   WITNESSETH:

         WHEREAS, BellSouth Corporation sponsors the Plan, which was amended and restated effective January 1, 1998, and subsequently amended from time to time;

         WHEREAS, pursuant to Section 15.01 of the Plan, the Committee is authorized to adopt nonmaterial amendments to the Plan; and

         WHEREAS, the Committee desires to amend the Plan (i) to provide that the combined plan limitation of repealed Section 415(e) of the Internal Revenue Code of 1986, as amended, will continue to apply to the accrued benefit of any participant who is not credited with an hour of service for any period after December 31, 1999; (ii) to provide that the lump sum settlement amount of certain participants who have their benefits determined under the grandfathered BellSouth Management Pension Plan portion of the Plan will not prospectively decrease below established floor amounts; and (iii) to modify Schedule 2 of the Plan for L.M. Berry and Company and the Prior Plan (as defined in Schedule 2).

         NOW, THEREFORE, the Plan is amended, effective as of December 31, 1999, as follows:

                                       1.

         Section 6.05(h) of the Plan is amended by deleting the first sentence of such section in its entirety and substituting therefor the following:

         This Paragraph 6.05 is intended to comply with Code section 415 and should be interpreted to limit benefits only to the extent required by that Code section; provided, notwithstanding any other provision of the Plan, the accrued benefit for any Participant who does not perform an Hour of Service after December 31, 1999 shall be determined by applying the terms of this Paragraph 6.05 (implementing the limitations of Code section 415) as if the limitations of Code section 415 continued to include the limitations of Code section 415(e) (as set forth in subparagraph (f) above) as in effect on December 31, 1999. For this purpose, the "defined contribution plan fraction" is set equal to the "defined contribution plan fraction" as of December 31, 1999.

                                       2.

         Section 7.08 of the Plan is amended by adding at the end thereof the following:

         Notwithstanding anything in this Paragraph 7.08 to the contrary, with respect to a Participant who is employed on and/or after December 31, 1999 and whose pension amount under this Plan is determined based on his benefit accrued under the BellSouth Management Pension Plan in accordance with Appendix D hereto, such Participant's lump sum settlement shall be equal

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         to the greater of (i) such lump sum settlement amount calculated as of the applicable date determined under Paragraph 7.08(d) hereof for such Participant, or (ii) such lump sum settlement amount determined as of the December 31, which occurs within 1999 or any later Plan Year, on which such Participant was an Employee and as of which such Participant's lump sum settlement was the greatest. For purposes hereof, a Participant who is on a leave of absence as of a date will be considered to be employed as of such date. If any such Participant terminates employment and is reemployed before receiving payment of any portion of his pension, his lump sum settlement amount will be recalculated for each December 31 on and/or after the date he is reemployed, and if such recalculation produces a greater benefit than previously determined under clause (ii) above, such recalculation shall be substituted therefor. If any such Participant terminates employment, receives payment of all or any portion of his pension and becomes reemployed, the lump sum settlement amount determined under clause (ii) above will not be recalculated for any December 31 on or after the date of his reemployment.

                                       3.

         Amend Schedule 2 of the Plan for L.M. Berry and Company and the Prior Plan (as defined in Schedule 2) as follows:

                                       a.

         Section 1.01(x) of the Prior Plan is amended, effective with respect to Grandfathered Participants (as that term is defined in Schedule 2) and any other participant who on January 1, 2000 has an accrued benefit under the Prior Plan, but only for benefit payments the annuity starting date of which occurs after December 31, 1999, to provide as follows:

                  (x) "Actuarial Equivalent" with respect to a stated benefit shall mean a benefit with the same present value as such stated benefit determined by discounting all future payments for assumed interest and mortality, as follows: The assumed mortality shall be the GAM 83 mortality tables, adjusted to eliminate gender distinctions, or such other table or tables as may be prescribed by the Secretary of the Treasury from time to time. Except as provided in the following sentences of this subsection, determinations shall be made using an interest rate equal to the average yield, expressed as an annual rate of interest, of 30-year Treasury securities for the month of November immediately preceding the Plan Year in which the annuity starting date of the stated benefit occurs. Notwithstanding the foregoing, however, with respect only to Participants whose employment covered under the Plan terminated prior to January 1, 2000, in no event shall the interest rate used for determining reductions in benefits for commencement prior to age sixty-two (62) be less than six percent (6%) per annum; provided, however, that this sentence shall not apply with respect to the last sentence of Section 1.01(u), the last sentence of
         Section 4.01, or any benefit computed with respect to either of such sentences.

                                       b.

         Effective for benefit payments the annuity starting date of which occurs after December 31, 1999, Section 4.02(c) of the Prior Plan is amended by deleting therefrom the phrase "within one (1) year".


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                                       c.

         Section 5.04(b) of the Prior Plan is amended, effective with respect only to Grandfathered Participants (as that term is defined in Schedule 2) whose employment covered under the Plan terminates after December 31, 1999, by amending the proviso at the end thereof to provide as follows:

         "; provided, however, that the amount of any such Optional Retirement Benefit determined under Section 4.02(c) or Section 4.02(d) (commencing prior to such Participant's Normal Retirement Date) of a Participant whose Early Retirement Date occurs after June 30, 1999 and prior to January 1, 2000, shall not be less than the Actuarial Equivalent of such Participant's Accrued Retirement Benefit as of the date of such Participant's termination of employment."

                                       d.

         Schedule 2 of the Plan for L. M. Berry and Company is amended by adding at the end of Paragraph 4(l) the following:

                  (d) MINIMUM LUMP SUMS FOR CERTAIN NON-GRANDFATHERED PARTICIPANTS. This subparagraph (d) provides a minimum lump sum optional form of benefit for certain Participants, as follows:

                           (i) APPLICABILITY. This subparagraph (d) shall apply
                  only to a Participant described in subparagraph 7.08(a) who is an Employee (as defined in PRA) on or after December 31, 1999, who is service pension eligible, and who is not a Grandfathered Participant (and whose benefits under the Plan are governed by Schedule 2 of the Plan for L. M. Berry and Company) (a "MLS Eligible Participant"). This subparagraph (d) shall apply only with respect to that portion of a MLS Eligible Participant's pension attributable to his participation in the Plan under this Schedule 2 of the Plan for L. M. Berry and Company.

                           (ii) MLS AMOUNT. "MLS Amount" shall mean the largest
                  lump sum settlement the MLS Eligible Participant would have received if the MLS Eligible Participant's employment covered under the Plan had terminated on each applicable MLS Determination Date (as hereinafter defined) and the MLS Eligible Participant had elected and had received a lump sum settlement on each such MLS Determination Date determined in accordance with the above provisions of this Paragraph 7.08 (or if there is only one MLS Determination Date for the MLS Eligible Participant, such lump sum settlement).

                           (iii) MLS DETERMINATION DATE. "MLS Determination
                  Date" shall mean each December 31st occurring after December 31, 1998 on which the MLS Eligible Participant is an Employee (as defined in the Plan) and remains a MLS Eligible Participant, except that if the MLS Eligible Participant's Net Credited Service is broken (as provided in Section 10), then no December 31st occurring after such break in service shall be a MLS Determination Date unless and until the MLS Eligible Participant's service is bridged under Paragraph 10.05, in


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                  which case each December 31st after such bridging occurs may be a MLS Determination Date if the requirements otherwise applicable thereto are met.

                           (iv) MLS PAYMENT. If a MLS Eligible Participant
                  receives payment of the MLS Eligible Participant's pension in a lump sum settlement under this Paragraph 7.08, such lump sum settlement shall be not less than the MLS Amount.

                                       e.

         Schedule 2 of the Plan for L. M. Berry and Company is amended by adding at the end of Paragraph 5(e) the following:

         Subparagraph (j) of this Paragraph 5 shall not apply to the determination of the amount of pre-commencement death benefits under this subparagraph (e) (including Section 8 of PRA as modified above, if applicable).

                                       f.

         Schedule 2 of the Plan for L. M. Berry and Company is amended by adding at the end of Paragraph 5 the following:

           (j) MINIMUM LUMP SUMS FOR CERTAIN GRANDFATHERED PARTICIPANTS. This subparagraph (j) provides a minimum lump sum optional form of payment for certain Grandfathered Participants, as follows:

                           (i) APPLICABILITY. This subparagraph (j) shall apply
                  only to a Grandfathered Participant who is an Employee (as defined in PRA) on or after December 31, 1999 and who is vested in the Berry Benefit (a "MLS Eligible Grandfathered Participant"). This subparagraph (j) shall apply only with respect to that portion of a MLS Eligible Grandfathered Participant's pension attributable to his participation in the Plan under this Schedule 2 of the Plan for L. M. Berry and Company.

                           (ii) GRANDFATHERED MLS AMOUNT. "Grandfathered MLS
                  Amount" shall mean the largest single sum cash settlement the MLS Eligible Grandfathered Participant would have received with respect to the MLS Eligible Grandfathered Participant's Berry Benefit if the MLS Eligible Grandfathered Participant's employment covered under the Plan had terminated on each applicable Grandfathered MLS Determination Date (as hereinafter defined) and the MLS Eligible Grandfathered Participant had elected and had received payment of the MLS Eligible Grandfathered Participant's Berry Benefit in a single sum cash settlement (as provided for under the Prior Plan) on such Grandfathered MLS Determination Date (assuming that the Prior Plan provided for a single sum cash settlement with an annuity starting date on such Grandfathered MLS Determination
                  Date) (or if there is only one Grandfathered MLS Determination Date for the MLS Eligible Grandfathered Participant, such single sum cash settlement).

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                           (iii) GRANDFATHERED MLS DETERMINATION DATE.
                  "Grandfathered MLS Determination Date" shall mean each December 31st occurring after December 31, 1998 on which the MLS Eligible Grandfathered Participant is an Employee (as defined in PRA) and remains a MLS Eligible Grandfathered Participant, except that if the MLS Eligible Grandfathered Participant's Net Credited Service is broken (as provided in
                  Section 10 of PRA) then no December 31st occurring after such break in service shall be a Grandfathered MLS Determination Date unless and until the MLS Eligible Grandfathered Participant's service is bridged under Paragraph 10.05 of PRA, in which case each December 31st after such bridging occurs may be a Grandfathered MLS Determination Date if the requirements otherwise applicable thereto are met.

                           (iv) COMBINED GRANDFATHERED/NON-GRANDFATHERED MLS
                  AMOUNT. "Combined Grandfathered/Non-Grandfathered MLS Amount" shall mean the largest total single sum cash settlement of the Berry Benefit and lump sum settlement of the excess of the monthly PRA Benefit over the monthly Berry Benefit the MLS Eligible Grandfathered Participant would have received if the MLS Eligible Grandfathered Participant had been a MLS Eligible Participant and the MLS Eligible Grandfathered Participant's employment covered under the Plan had terminated on each applicable "MLS Determination Date" (as defined in Paragraph 7.08(d) of Schedule 2 of the Plan for L.M. Berry and Company) and the MLS Eligible Grandfathered Participant had elected and had received a single sum cash settlement of the MLS Eligible Grandfathered Participant's Berry Benefit (as provided under the Prior Plan and assuming that the Prior Plan provided for a single sum cash settlement with an annuity starting date on such MLS Determination Date) and had elected and had received a lump sum settlement of the excess of the monthly PRA Benefit over the monthly Berry Benefit on each such MLS Determination Date determined in accordance with the provisions of Paragraph 7.08(d) (or if there would have been only one MLS Determination Date for the MLS Eligible Grandfathered Participant, such total single sum cash settlement and lump sum settlement).

                           (v)      GRANDFATHERED MLS PAYMENT.

                                    (A) If an MLS Eligible Grandfathered
                           Participant whose pension benefit under the Plan is paid under subparagraph (c) of this Paragraph 5 (i.e., payment of the Berry Benefit) receives payment of the MLS Eligible Grandfathered Participant's Berry Benefit in a single sum cash settlement under Section 4.02(c) of the Prior Plan, such single sum cash settlement shall be not less than the Grandfathered MLS Amount.

                                    (B) If an MLS Eligible Grandfathered
                           Participant whose pension benefit under the Plan is paid under subparagraph (d) of this Paragraph 5 (i.e., payment of the Berry Benefit and the excess of the monthly PRA Benefit over the monthly Berry Benefit) receives payment of the MLS Eligible Grandfathered Participant's Berry Benefit in a single sum cash settlement under Section 4.02(c) of the Prior Plan and receives


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                           payment of the excess of the monthly amount of the
                           PRA Benefit over monthly amount of the Berry Benefit in a lump sum settlement with an annuity starting date that is the same date as the annuity starting date as of which the single sum cash settlement of the Berry Benefit is determined:

                                    (1) such single sum cash settlement with respect to the Berry Benefit shall be not less than the Grandfathered MLS Amount; or

                                    (2) if the MLS Eligible Grandfathered
                                    Participant would have been an "MLS Eligible
                                    Participant" (as defined in Section 7.08(d) of Schedule 2 of the Plan for L. M. Berry and Company) if he had not been a Grandfathered Participant, the sum of such single sum cash settlement of the Berry Benefit and such lump settlement of the excess of the monthly amount of the PRA Benefit over the monthly amount of the Berry Benefit shall be not less than the Combined Grandfathered/Non-Grandfathered MLS Amount.

                                                        4.

         Any other provisions of the Plan not amended herein shall remain in full force and effect.

         IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized representative of the Committee as of the date first written above.

                                       BELLSOUTH EMPLOYEES' BENEFIT CLAIM
                                                         REVIEW COMMITTEE

                                       By: /s/ RD Sibbernsen
                                               Richard D. Sibbernsen, Chairman